UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2026
___________________
TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3494 Martin Hurst Road
Tallahassee, FL 32312
(Address of principal executive offices and zip code)

(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On June 3, 2026, Trulieve Cannabis Corp. (the “Company”) and its indirect wholly-owned subsidiary, Harvest Enterprises Holdings, Inc. (“Company Subsidiary”), entered into several agreements to facilitate the deconsolidation of the financial results of its former indirectly wholly-owned subsidiary, Harvest Enterprises, LLC (“Harvest”), from the Company’s financial results in accordance with U.S. generally accepted accounting principles (the “Deconsolidation Transaction”) and segregate the Company’s mixed-use cannabis business from its medical cannabis business in order to apply to list the Company’s subordinate voting shares on the New York Stock Exchange (the “NYSE”). As further described below, as a result of the implementation of the Deconsolidation Transaction, Company Subsidiary holds non-voting and non-participating units (the “Non-Voting Units”) in the capital of Harvest, which now holds the Company’s former mixed-use cannabis business, other than businesses the transfer of which is subject to regulatory approval, which businesses will, automatically and without any action on the part of the Company or any other party, transfer to Harvest upon the receipt of regulatory approval. The Non-Voting Units do not carry voting rights or rights to receive dividends, do not provide the Company with the ability to direct the business, operations or activities of Harvest, or provide other rights upon dissolution of Harvest, and are only convertible into Class B units of Harvest (the “Common Units”) following the date that the NYSE permits the listing of companies that consolidate the financial statements of companies that cultivate, distribute or possess marijuana (as defined in 21 U.S.C 802) for non-medical uses in the United States (the “Stock Exchange Permissibility Date”).

In connection with the Deconsolidation Transaction, among other things:

i.Harvest and its members (including Company Subsidiary), entered into a limited liability company agreement, dated June 3, 2026 (the “LLC Agreement”), which provides for, among other things, three classes of units (the “Units”): the Class A units (the “Voting Units”), the Common Units and the Non-Voting Units. The Harvest Investor (as defined below) holds all of the Voting Units, which provide for standard voting and dividend rights, including rights upon dissolution of Harvest. The Common Units also provide for standard voting and dividend rights, including rights upon dissolution of Harvest. The LLC Agreement provides that upon conversion of all of the Non-Voting Units into Common Units, the Voting Units will be equal to no less than 10% of the total issued and outstanding Units following such issuance. Accordingly, in no circumstances will Company Subsidiary, at the time of such conversions, own more than 90% of the Units. In addition, pursuant to the terms of the LLC Agreement, Company Subsidiary has the right to appoint one member to the Harvest board of managers (the “Harvest Board”) and the Harvest Investor has the right to appoint two members to the Harvest Board.

ii.Harvest and the Company entered into a Class A Unit Purchase Agreement (the “Class A Unit Purchase Agreement”) with Whitley Holding 05192026, LLC (the “Harvest Investor”), dated June 3, 2026, pursuant to which, among other things, the Harvest Investor acquired Voting Units representing a 10% economic ownership interest in Harvest for approximately $14.8 million (the “Investment”). In connection with the Investment, the Harvest Investor appointed Frank Whitley and Rudy Rowe to the Harvest Board and Company Subsidiary appointed Kim Rivers to the Harvest Board.

iii.The Company, Company Subsidiary and Harvest entered into a protection agreement, dated June 3, 2026 (the “Protection Agreement”), to provide for certain covenants in order to preserve the value of the Non-Voting Units held by Company Subsidiary until such time as the Non-Voting Units are converted into Common Units in accordance with their terms, provided that, such conversion shall only be permitted following the Stock Exchange Permissibility Date, but does not provide the Company or Company Subsidiary with the ability to direct the business, operations or activities of Harvest.

In connection with the Deconsolidation Transaction, the Company and Harvest entered into a management services agreement (the “MSA”), pursuant to which, among other things, a subsidiary of the Company agreed to provide certain consulting, advisory and administrative services to Harvest for a fee arrangement consisting of reimbursement of costs plus a 5% margin, subject to a cap. Each of the parties to the MSA has the ability to terminate the MSA at any time upon 90 days’ notice.

The foregoing descriptions of the LLC Agreement, the Class A Unit Purchase Agreement and the Protection Agreement do not purport to be complete and are qualified by reference to the full text of such agreements, which are attached to this Current Report on Form 8-K (“Current Report”) as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
The Company expects to disclose in its quarterly report for the quarter ended June 30, 2026 (the “Q2 10-Q”) that as a result of the Deconsolidation Transaction (i) the Company will consolidate the financial results of Harvest up to June 3, 2026, and (ii) as of June 3, 2026, the Company has deconsolidated the financial results Harvest and has a non-controlling interest in Harvest as of such date. The Company expects to file the Q2 10-Q by August 7, 2026.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 of this Current Report regarding the Deconsolidation Transaction is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company, which reflect the Deconsolidation Transaction, are filed as Exhibit 99.1 to this Current Report. The information contained in these pro forma financial statements shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026;
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2026 and the fiscal year ended December 31, 2025; and
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits

Exhibit No.	Description

10.1	Limited Liability Company Agreement of Harvest Enterprises, LLC

10.2	Class A Unit Purchase Agreement, dated as of June 3, 2026, by and among Harvest Enterprises, LLC, Whitley Holding 05192026, LLC and Trulieve Cannabis Corp.

10.3	Protection Agreement, dated as of June 3, 2026, by and among Trulieve Cannabis Corp., Harvest Enterprises Holdings, Inc. and Harvest Enterprises, LLC

99.1	Unaudited Pro Forma Financial Statements of Trulieve Cannabis Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: June 04, 2026